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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): SEPTEMBER 9, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



                    DELAWARE                              1-12387                         76-0515284
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)



   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
     (Address of Principal Executive Offices)                 (Zip Code)




Registrant's telephone number, including area code: (847) 482-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 9, 2003, the Company issued a press release announcing that it is continuing its Central and Eastern European expansion by opening a manufacturing facility in Togliatti, Russia, approximately 1,000 kilometers southeast of Moscow. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.            Description
99.1                   Press release dated September 9, 2003



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO AUTOMOTIVE INC.


Date: September 9, 2003                 By: /s/ KENNETH R. TRAMMELL
                                           ------------------------------
                                                KENNETH R. TRAMMELL
                                                Vice President and Controller




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EXHIBIT INDEX

         Exhibit        Description
         Number

         99.1           Press Release dated September 9, 2003